U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – January 21, 2004

(Date of earliest event reported)

FIDELITY D&D BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

Blakely and Drinker Streets, Dunmore, PA	15812
(Address of principal executive offices)	(Zip Code)
(570)342-8281 (Registrant’s telephone number including area code) Not Applicable (Former name or former address, if changed since last report)
Item 5.		Other Events

On January 23, 2004, Fidelity D&D Bancorp, Inc. (the "Company") announced that Michael F. Marranca, Chairman, President and acting CEO of Fidelity D & D Bancorp, Inc. and Chairman and acting CEO of The Fidelity Deposit & Discount Bank, has retired as an executive officer of the company and the bank effective as of January 21, 2004. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

Item 7.		Financial Statement, Pro Forma Financial Information And Exhibits.

	(c)	Exhibits.

Exhibit Number
99.1 Press Release, dated January 23, 2004, issued by Fidelity D&D Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D&D BANCORP, INC
(Registrant)

Dated: January 23, 2004	/s/ Salvatore R. DeFrancesco, Jr.

Salvatore R. DeFrancesco, Jr
Treasurer and Chief Financial Officer

EXHIBIT INDEX

		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL
99.1	Press Release dated January 23, 2004.	5